Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			IHS MARKIT LTD (CUSIP 44962LAB3)


Date Purchased:			07/10/17


Price Per Share:		100.000 USD


Shares Purchased                392,000
by the Portfolio *:


Total Principal Purchased       399,965 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				WELLS FARGO SECURITIES LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			UNITED STATES STEEL CORP (CUSIP 912909AM0)


Date Purchased:			08/01/17


Price Per Share:		100.000 USD


Shares Purchased                714,000
by the Portfolio *:


Total Principal Purchased       714,000 USD
by the Portfolio *:


Commission or Spread:		1.500%


Broker:				Merrill Lynch, Pierce, Fenner & Smith Incorporated


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			VALVOLINE INC (CUSIP 92047WAA9)


Date Purchased:			08/03/17


Price Per Share:		100.000 USD


Shares Purchased                206,000
by the Portfolio *:


Total Principal Purchased       206,000 USD
by the Portfolio *:


Commission or Spread:		1.100%


Broker:				Citigroup Global Markets Inc.


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			STEEL DYNAMICS INC  (CUSIP 858119BG4)


Date Purchased:			09/06/17


Price Per Share:		100.000 USD


Shares Purchased                450,000
by the Portfolio *:


Total Principal Purchased       450,000 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				Merrill Lynch,Pierce,Fenner & Smith Incorporated


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			IRON MOUNTAIN INC (CUSIP 46284VAC5)


Date Purchased:			09/06/17


Price Per Share:		100.000 USD


Shares Purchased                204,000
by the Portfolio *:


Total Principal Purchased       204,000 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				J.P. Morgan Securities LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			UNITED RENTALS NORTH AM  (CUSIP 911365BH6)


Date Purchased:			09/08/17


Price Per Share:		100.000 USD


Shares Purchased                908,000
by the Portfolio *:


Total Principal Purchased       908,000 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				Morgan Stanley & Co.LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			UNITED RENTALS NORTH AM  (CUSIP 911365BJ2)


Date Purchased:			09/08/17


Price Per Share:		100.250 USD


Shares Purchased                12,17,000
by the Portfolio *:


Total Principal Purchased       1,220,043 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				Morgan Stanley & Co.LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			WABASH NATIONAL CORP  (CUSIP 929566AJ6)


Date Purchased:			09/15/17


Price Per Share:		101.000 USD


Shares Purchased                30,000
by the Portfolio *:


Total Principal Purchased       30,300 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				Morgan Stanley & Co. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			CB ESCROW CORP (CUSIP 14987RAA6)


Date Purchased:			09/22/17


Price Per Share:		100.000 USD


Shares Purchased                316,000
by the Portfolio *:


Total Principal Purchased       316,000 USD
by the Portfolio *:


Commission or Spread:		1.500%


Broker:				Morgan Stanley & Co. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			QEP Resources, Inc. (CUSIP 74733VAD2)


Date Purchased:			11/06/17


Price Per Share:		100.000 USD


Shares Purchased                269,000
by the Portfolio *:


Total Principal Purchased       269,000 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				WELLS FARGO SECURITIES LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Kratos Defense & Security Solutions, Inc. (CUSIP 50077BAM0)


Date Purchased:			11/08/17


Price Per Share:		100.000 USD


Shares Purchased                427,000
by the Portfolio *:


Total Principal Purchased       427,000 USD
by the Portfolio *:


Commission or Spread:		1.500%


Broker:				GOLDMAN SACHS & CO. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			PDC Energy, Inc. (CUSIP 69327RAH4)


Date Purchased:			11/14/17


Price Per Share:		100.000 USD


Shares Purchased                400,000
by the Portfolio *:


Total Principal Purchased       400,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				MERRILL LYNCH, PIERCE, FENNER & SMI


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Lennar Corp. (CUSIP 526057CA0)


Date Purchased:			11/14/17


Price Per Share:		100.000 USD


Shares Purchased                612,000
by the Portfolio *:


Total Principal Purchased       612,000 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				CITIGROUP GLOBAL MARKETS INC.


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Lennar Corp. (CUSIP 526057CB8)


Date Purchased:			11/14/17


Price Per Share:		100.000 USD


Shares Purchased                820,000
by the Portfolio *:


Total Principal Purchased       820,000 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				CITIGROUP GLOBAL MARKETS INC.


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Match Group, Inc. (CUSIP 57665RAG1)


Date Purchased:			11/17/17


Price Per Share:		99.027 USD


Shares Purchased                215,000
by the Portfolio *:


Total Principal Purchased       212,908 USD
by the Portfolio *:


Commission or Spread:		1.125%


Broker:				J.P. MORGAN SECURITIES LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Endeavor Energy Resources L.P. / EER Finance, Inc. (CUSIP 29260FAD2)


Date Purchased:			11/28/17


Price Per Share:		100.000 USD


Shares Purchased                280,000
by the Portfolio *:


Total Principal Purchased       280,000 USD
by the Portfolio *:


Commission or Spread:		1.150%


Broker:				GOLDMAN SACHS & CO. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Endeavor Energy Resources L.P. / EER Finance, Inc. (CUSIP 29260FAE0)


Date Purchased:			11/28/17


Price Per Share:		100.000 USD


Shares Purchased                512,000
by the Portfolio *:


Total Principal Purchased       512,000 USD
by the Portfolio *:


Commission or Spread:		1.150%


Broker:				GOLDMAN SACHS & CO. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Cleveland-Cliffs, Inc. (CUSIP 185899AB7)


Date Purchased:			12/05/17


Price Per Share:		99.347 USD


Shares Purchased                421,231
by the Portfolio *:


Total Principal Purchased       421,231 USD
by the Portfolio *:


Commission or Spread:


Broker:				MERRILL LYNCH, PIERCE, FENNER & SMI


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Vantiv LLC / Vanity Issuer Corp. (CUSIP ACI0ZDB89)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                155,000
by the Portfolio *:


Total Principal Purchased       155,000 USD
by the Portfolio *:


Commission or Spread:


Broker:				MORGAN STANLEY & CO. INTERNATIONAL


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Vantiv LLC / Vanity Issuer Corp. (CUSIP 92211WAA9)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                404,000
by the Portfolio *:


Total Principal Purchased       404,000 USD
by the Portfolio *:


Commission or Spread:


Broker:				MORGAN STANLEY & CO. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Scientific Games International, Inc. (CUSIP 80874YAW0)


Date Purchased:			10/02/17


Price Per Share:		100.000 USD


Shares Purchased                318,000
by the Portfolio *:


Total Principal Purchased       318,000 USD
by the Portfolio *:


Commission or Spread:		1.500%


Broker:				J.P. MORGAN SECURITIES LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Hologic, Inc. (CUSIP 436440AK7)


Date Purchased:			10/04/17


Price Per Share:		100.000 USD


Shares Purchased                210,000
by the Portfolio *:


Total Principal Purchased       210,000 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				GOLDMAN SACHS & CO. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Parsley Energy LLC / Parsley Finance Corp. (CUSIP 701885AH8)


Date Purchased:			10/05/17


Price Per Share:		100.000 USD


Shares Purchased                575,000
by the Portfolio *:


Total Principal Purchased       575,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				CREDIT SUISSE SECURITIES (USA) LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Gulfport Energy Corp. (CUSIP 402635AM8)


Date Purchased:			10/05/17


Price Per Share:		100.000 USD


Shares Purchased                533,000
by the Portfolio *:


Total Principal Purchased       533,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				J.P. MORGAN SECURITIES LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148BAD0)


Date Purchased:			10/18/17


Price Per Share:		100.000 USD


Shares Purchased                1,765,000
by the Portfolio *:


Total Principal Purchased       1,765,000 USD
by the Portfolio *:


Commission or Spread:		1.500%


Broker:				GOLDMAN SACHS & CO. LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Verizon Communications Inc. (CUSIP ACI0YGL90)


Date Purchased:			10/23/17


Price Per Share:		98.631 USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       197,262 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				DEUTSCHE BANK AG


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			CONSOL ENERGY INC (CUSIP 20854LAA6)


Date Purchased:			10/30/17


Price Per Share:		100.000 USD


Shares Purchased                1,088,000
by the Portfolio *:


Total Principal Purchased       1,088,000 USD
by the Portfolio *:


Commission or Spread:


Broker:				J.P. MORGAN SECURITIES LLC


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Verizon Communications Inc. (CUSIP 92343VEE0)


Date Purchased:			10/23/17


Price Per Share:		99.432 USD


Shares Purchased                125,000
by the Portfolio *:


Total Principal Purchased       124,290 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				DEUTSCHE BANK AG


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Verizon Communications Inc. (CUSIP 92343VED2)


Date Purchased:			10/23/17


Price Per Share:		98.962 USD


Shares Purchased                100,000
by the Portfolio *:


Total Principal Purchased       98,962 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				DEUTSCHE BANK AG


Member:				PNC Capital Markets


Brighthouse Funds Trust I BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock High Yield Portfolio


Security:			Verizon Communications Inc. (CUSIP ACI0YGL90)


Date Purchased:			10/23/17


Price Per Share:		98.962 USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       197,262 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				CREDIT SUISSE SECURITIES (EUROPE) L


Member:				PNC Capital Markets


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			AerCap Ireland Capital DAC (CUSIP 00774MAB1)


Date Purchased:			07/17/17


Price Per Share:		99.494 USD


Shares Purchased                791,000
by the Portfolio *:


Total Principal Purchased       786,997.54 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Morgan Stanley and Company


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			American Airlines Pass-Through Trust  (CUSIP 02376AAA7)


Date Purchased:			07/31/17


Price Per Share:		100.000 USD


Shares Purchased                409,000
by the Portfolio *:


Total Principal Purchased       409,000.000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			American Airlines Pass-Through Trust  (CUSIP 02377CAA2)


Date Purchased:			07/31/17


Price Per Share:		100.000 USD


Shares Purchased                250,000
by the Portfolio *:


Total Principal Purchased       250,000.00 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			AT&T, Inc.  (CUSIP 00206REN8)


Date Purchased:			07/27/17


Price Per Share:		99.822 USD


Shares Purchased                2,260,000
by the Portfolio *:


Total Principal Purchased       2,255,977.20 USD
by the Portfolio *:


Commission or Spread:		0.600%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Drive Auto Receivables Trust  (CUSIP 26208FAJ0)


Date Purchased:			07/25/17


Price Per Share:		99.995 USD


Shares Purchased                3,399,000
by the Portfolio *:


Total Principal Purchased       3,398,848.06 USD
by the Portfolio *:


Commission or Spread:		0.440%


Broker:				Citigroup Global Markets Inc


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Intesa Sanpaolo S.p.A.  (CUSIP 46115HBB2)


Date Purchased:			07/10/17


Price Per Share:		99.786 USD


Shares Purchased                562,000
by the Portfolio *:


Total Principal Purchased       560,797.32 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ORIX Corp (CUSIP 686330AH4)


Date Purchased:			7/10/17


Price Per Share:		99.852 USD


Shares Purchased                362,000
by the Portfolio *:


Total Principal Purchased       361,464.24 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sumitomo Mitsui Financial Group, Inc.  (CUSIP 86562MAQ3)


Date Purchased:			7/06/17


Price Per Share:		100.000 USD


Shares Purchased                800,000
by the Portfolio *:


Total Principal Purchased       800,000.00 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				SMBC Nikko Securities America, Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Amazon.com, Inc.  (CUSIP 023135BD7)


Date Purchased:			8/15/17


Price Per Share:		99.751 USD


Shares Purchased                800,000
by the Portfolio *:


Total Principal Purchased       798,008.00 USD
by the Portfolio *:


Commission or Spread:		0.720%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Amazon.com, Inc.  (CUSIP 023135BK1)


Date Purchased:			8/15/17


Price Per Share:		99.182 USD


Shares Purchased                1,000,000
by the Portfolio *:


Total Principal Purchased       991,820.00 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Baltimore Gas & Electric Co.  (CUSIP 059165EJ5)


Date Purchased:			8/21/17


Price Per Share:		99.199 USD


Shares Purchased                350,000
by the Portfolio *:


Total Principal Purchased       347,196.50 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Digital Realty Trust L.P.  (CUSIP 25389JAR7)


Date Purchased:			8/2/17


Price Per Share:		99.924 USD


Shares Purchased                270,000.000
by the Portfolio *:


Total Principal Purchased       269,794.80 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			E*TRADE Financial Corp.  (CUSIP 269246BQ6)


Date Purchased:			8/15/17


Price Per Share:		99.852 USD


Shares Purchased                177,000
by the Portfolio *:


Total Principal Purchased       176,738.04 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities (USA) LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			General Motors Co.  (CUSIP 37045VAP5)


Date Purchased:			8/02/17


Price Per Share:		99.852 USD


Shares Purchased                400,000
by the Portfolio *:


Total Principal Purchased       399,748.00USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Lear Corp.  (CUSIP 521865AY1)


Date Purchased:			8/14/17


Price Per Share:		99.294 USD


Shares Purchased                206,000
by the Portfolio *:


Total Principal Purchased       204,545.64 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Noble Energy, Inc.  (CUSIP 655044AP0)


Date Purchased:			8/8/17


Price Per Share:		99.688 USD


Shares Purchased                500,000
by the Portfolio *:


Total Principal Purchased       498,440.00 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				MUFG Securities Americas Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			O'Reilly Automotive, Inc.  (CUSIP 67103HAF4)


Date Purchased:			8/10/17


Price Per Share:		99.840 USD


Shares Purchased                494,000
by the Portfolio *:


Total Principal Purchased       493,209.60 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Procter & Gamble Co. (The)  (CUSIP 742718EV7)


Date Purchased:			8/9/17


Price Per Share:		99.793 USD


Shares Purchased                750,000
by the Portfolio *:


Total Principal Purchased       748,447.50 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			VMware, Inc.  (CUSIP 928563AB1)


Date Purchased:			8/16/17


Price Per Share:		99.792 USD


Shares Purchased                933,000
by the Portfolio *:


Total Principal Purchased       931,059.36 USD
by the Portfolio *:


Commission or Spread:		0.600%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Apple, Inc.  (CUSIP 037833DB3)


Date Purchased:			9/5/17


Price Per Share:		99.888 USD


Shares Purchased                1,680,000
by the Portfolio *:


Total Principal Purchased       1,678,118.40 USD
by the Portfolio *:


Commission or Spread:		0.200%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Apple, Inc.  (CUSIP 037833DD9)


Date Purchased:			9/5/17


Price Per Share:		99.429 USD


Shares Purchased                1,200,000
by the Portfolio *:


Total Principal Purchased       1,193,148.00 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			BOC Aviation, Ltd.  (CUSIP 09681LAD2)


Date Purchased:			9/11/17


Price Per Share:		99.459 USD


Shares Purchased                480,000
by the Portfolio *:


Total Principal Purchased       477,403.20 USD
by the Portfolio *:


Commission or Spread:		0.315%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bunge, Ltd. Finance Corp. (CUSIP 120568AZ3)


Date Purchased:			9/18/17


Price Per Share:		99.736 USD


Shares Purchased                706,000
by the Portfolio *:


Total Principal Purchased       704,136.16 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Canadian Imperial Bank of Commerce  (CUSIP 136069VX6)


Date Purchased:			9/28/17


Price Per Share:		99.919 USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       199,838.00 USD
by the Portfolio *:


Commission or Spread:		0.250%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Concho Resources, Inc.  (CUSIP 20605PAH4)


Date Purchased:			9/13/17


Price Per Share:		99.636 USD


Shares Purchased                213,000
by the Portfolio *:


Total Principal Purchased       212,224.68 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Concho Resources, Inc.  (CUSIP 20605PAJ0)


Date Purchased:			9/13/17


Price Per Share:		99.749 USD


Shares Purchased                50,000
by the Portfolio *:


Total Principal Purchased       49,874.50 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			EQT Corp.  (CUSIP 26884LAF6)


Date Purchased:			9/27/17


Price Per Share:		99.918 USD


Shares Purchased                458,000
by the Portfolio *:


Total Principal Purchased       457,624.44 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Goodman U.S. Finance Three LLC  (CUSIP 38239JAA9)


Date Purchased:			9/19/17


Price Per Share:		99.631 USD


Shares Purchased                387,000
by the Portfolio *:


Total Principal Purchased       385,571.97 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Goodman U.S. Finance Three LLC   (CUSIP 38239JAC5)


Date Purchased:			9/19/17


Price Per Share:		99.840 USD


Shares Purchased                372,000
by the Portfolio *:


Total Principal Purchased       371,404.80 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Magellan Health, Inc.  (CUSIP 559079AK4)


Date Purchased:			9/15/17


Price Per Share:		99.809 USD


Shares Purchased                1,000,000
by the Portfolio *:


Total Principal Purchased       998,090.00 USD
by the Portfolio *:


Commission or Spread:		0.900%


Broker:				Wells Fargo Securities LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Mexico City Airport Trust.  (CUSIP 59284MAD6)


Date Purchased:			9/13/17


Price Per Share:		99.398 USD


Shares Purchased                208,000
by the Portfolio *:


Total Principal Purchased       206,747.84 USD
by the Portfolio *:


Commission or Spread:		0.230%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			PPL Capital Funding, Inc.  (CUSIP 69352PAM5)


Date Purchased:			9/6/17


Price Per Share:		98.792 USD


Shares Purchased                222,000
by the Portfolio *:


Total Principal Purchased       219,318.24 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Union Pacific Corp.  (CUSIP 907818EQ7)


Date Purchased:			9/12/17


Price Per Share:		99.901 USD


Shares Purchased                163,000
by the Portfolio *:


Total Principal Purchased       162,838.63 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Union Pacific Corp.  (CUSIP 907818ER5)


Date Purchased:			9/12/17


Price Per Share:		99.852 USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       199,704.00 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Drive Auto Receivables Trust (CUSIP 26207KAE1)


Date Purchased:			10/17/17


Price Per Share:		99.997 USD


Shares Purchased                9,854,000
by the Portfolio *:


Total Principal Purchased       9,853,776 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				Societe Generale


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Enel Finance International NV (CUSIP 29278GAF5)


Date Purchased:			10/03/17


Price Per Share:		98.762 USD


Shares Purchased                465,000
by the Portfolio *:


Total Principal Purchased       459,243 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			United Airlines Pass-Through Trust (CUSIP 90933HAA3)


Date Purchased:			10/23/17


Price Per Share:		100.000 USD


Shares Purchased                246,000
by the Portfolio *:


Total Principal Purchased       246,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Bank of America


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Celgene Corp.(CUSIP 151020AW4)


Date Purchased:			10/31/17


Price Per Share:		99.733 USD


Shares Purchased                278,000
by the Portfolio *:


Total Principal Purchased       277,258  USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Credit Suisse Securities USA LLC  CA


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sumitomo Mitsui Financial Group, Inc.(CUSIP 86562MAU4)


Date Purchased:			10/11/17


Price Per Share:	        100.000 USD


Shares Purchased
by the Portfolio *:		411,000


Total Principal Purchased       411,000 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				SMBC NIKKO SECURITIES AMERICA, INC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Wal-Mart Stores, Inc. (CUSIP 931142DW0 )


Date Purchased:			10/11/17


Price Per Share:		99.848 USD


Shares Purchased                500,000
by the Portfolio *:


Total Principal Purchased       499,240 USD
by the Portfolio *:


Commission or Spread:		 0.875%


Broker:				 Citigroup Global Markets Inc Taxable FI


Member:				 JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:		        AerCap Ireland Capital DAC (CUSIP 00774MAC9)


Date Purchased:			11/16/17


Price Per Share:		99.440 USD


Shares Purchased
by the Portfolio *:		600,000


Total Principal Purchased       596,640 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:			        Mizuho Securities USA Incorporated


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Alibaba Group Holding, Ltd.(CUSIP 01609WAU6 )


Date Purchased:			11/29/17


Price Per Share:		99.863 USD


Shares Purchased                244,000
by the Portfolio *:


Total Principal Purchased       243,666  USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:		        Apple, Inc.(CUSIP 037833DF4)


Date Purchased:			11/06/17


Price Per Share:		99.854 USD


Shares Purchased
by the Portfolio *:		600,000


Total Principal Purchased       599,124 USD
by the Portfolio *:


Commission or Spread:		0.150%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Boston Properties L.P.(CUSIP 10112RAZ7)


Date Purchased:			11/17/17


Price Per Share:		99.757 USD


Shares Purchased                380,000
by the Portfolio *:


Total Principal Purchased       379,076 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Deutsche Bank Securities Inc. Govt/Corp


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Ecolab, Inc.(CUSIP 278865BB5)


Date Purchased:			11/16/17


Price Per Share:		99.695 USD


Shares Purchased                215,000
by the Portfolio *:


Total Principal Purchased       214,344 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:			        Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			General Motors Financial Co., Inc.(CUSIP 37045XCD6)


Date Purchased:			11/02/17


Price Per Share:		99.852 USD


Shares Purchased                1,200,000
by the Portfolio *:


Total Principal Purchased       1,198,224 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				Deutsche Bank Securities Inc. Govt/Corp


Member:				JPMorgan Securities Inc.



Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Johnson & Johnson (CUSIP 478160CL6)


Date Purchased:			11/08/17


Price Per Share:		99.703 USD


Shares Purchased
by the Portfolio *:		741,000


Total Principal Purchased       738,799 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Macquarie Group, Ltd.(CUSIP 55608JAK4)


Date Purchased:			11/20/17


Price Per Share:		100.000 USD


Shares Purchased                500,000
by the Portfolio *:


Total Principal Purchased       500,000 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				HSBC Securities USA Inc New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Oracle Corp.(CUSIP 68389XBP9)


Date Purchased:			11/07/17


Price Per Share:		99.624 USD


Shares Purchased                900,000
by the Portfolio *:


Total Principal Purchased       896,616 USD
by the Portfolio *:


Commission or Spread:		0.438%


Broker:				Wells Fargo Securities LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Oracle Corp.(CUSIP 68389XBS3)


Date Purchased:			11/07/17


Price Per Share:		99.842 USD


Shares Purchased                900,000
by the Portfolio *:


Total Principal Purchased       898,578 USD
by the Portfolio *:


Commission or Spread:		0.200%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Air Lease Corp.(CUSIP 00912XAY0)


Date Purchased:			11/13/17


Price Per Share:		98.945 USD


Shares Purchased                600,000
by the Portfolio *:


Total Principal Purchased       593,670 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Air Canada Pass-Through Trust(CUSIP 00908PAA5)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		512,000


Total Principal Purchased       512,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC  (CA


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 00908PAB3)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                726,000
by the Portfolio *:


Total Principal Purchased       726,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC  (CA


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Consumer Loan Underlying Bond Credit Trust (CUSIP 21051DAA3)


Date Purchased:			12/13/17


Price Per Share:		99.998 USD


Shares Purchased                3,515,000
by the Portfolio *:


Total Principal Purchased       3,514,916 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets Inc (Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			American Airlines Pass-Through Trust (CUSIP 02376AAA7)


Date Purchased:			07/31/17


Price Per Share:		100.000 USD


Shares Purchased                550,000
by the Portfolio *:


Total Principal Purchased       550,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AT&T, Inc. (CUSIP 00206REM0)


Date Purchased:			07/27/17


Price Per Share:		99.827  USD


Shares Purchased                1,185,000
by the Portfolio *:


Total Principal Purchased       1,182,949.95 USD
by the Portfolio *:


Commission or Spread:		0.400%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AT&T, Inc. (CUSIP 00206REP3)


Date Purchased:			07/27/17


Price Per Share:		99.779  USD


Shares Purchased                475,000
by the Portfolio *:


Total Principal Purchased       473,950.25 USD
by the Portfolio *:


Commission or Spread:		0.750%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Boston Gas Company (CUSIP 100743AK9)


Date Purchased:			07/31/17


Price Per Share:		99.906  USD


Shares Purchased                480,000
by the Portfolio *:


Total Principal Purchased       479,548.80 USD
by the Portfolio *:


Commission or Spread:		0.400%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			COX Communications, Inc.(CUSIP 224044CH8)


Date Purchased:			07/24/17


Price Per Share:		99.862  USD


Shares Purchased                385,000
by the Portfolio *:


Total Principal Purchased       384,468.70 USD
by the Portfolio *:


Commission or Spread:		0.625%
%


Broker:				RBC Capital Markets



Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			COX Communications, Inc.(CUSIP 224044CJ4)


Date Purchased:			07/24/17


Price Per Share:		99.522  USD


Shares Purchased                235,000
by the Portfolio *:


Total Principal Purchased       233,876.70 USD
by the Portfolio *:


Commission or Spread:		0.650%
%


Broker:				RBC Capital Markets



Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			COX Communications, Inc.(CUSIP 224044CK1)


Date Purchased:			07/24/17


Price Per Share:		99.386  USD


Shares Purchased                55,000
by the Portfolio *:


Total Principal Purchased       54,662.30 USD
by the Portfolio *:


Commission or Spread:		0.875%
%


Broker:				RBC Capital Markets



Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Duquesne Light Holdings, Inc.(CUSIP 266233AG0)


Date Purchased:			07/19/17


Price Per Share:		100.000  USD


Shares Purchased                240,000
by the Portfolio *:


Total Principal Purchased       240000.00 USD
by the Portfolio *:


Commission or Spread:		0.650%
%


Broker:				MUFG Securities Americas Inc.


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Intesa Sanpaolo S.p.A.(CUSIP 46115HBB2)


Date Purchased:			07/10/17


Price Per Share:		99.786  USD


Shares Purchased                465,000
by the Portfolio *:


Total Principal Purchased       464,04.90 USD
by the Portfolio *:


Commission or Spread:		0.450%
%


Broker:				Goldman Sachs and Company New York



Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AerCap Ireland Capital DAC (CUSIP 00774MAB1)


Date Purchased:			07/17/17


Price Per Share:		99.494  USD


Shares Purchased                407,000
by the Portfolio *:


Total Principal Purchased       404,940.58 USD
by the Portfolio *:


Commission or Spread:		0.650%
%


Broker:				Morgan Stanley and Company


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			American Airlines Pass-Through Trust (CUSIP 02376AAA7)


Date Purchased:			07/31/17


Price Per Share:		100.000  USD


Shares Purchased                164,000
by the Portfolio *:


Total Principal Purchased       164,000.00 USD
by the Portfolio *:


Commission or Spread:		1.000%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			American Airlines Pass-Through Trust (CUSIP 02377CAA2)


Date Purchased:			07/31/17


Price Per Share:		100.000  USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       200,000.00 USD
by the Portfolio *:


Commission or Spread:		1.000%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AT&T, Inc. (CUSIP 00206REN8)


Date Purchased:			07/27/17


Price Per Share:		99.822  USD


Shares Purchased                706,000
by the Portfolio *:


Total Principal Purchased       704,743.32 USD
by the Portfolio *:


Commission or Spread:		0.600%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Intesa Sanpaolo S.p.A.(CUSIP 46115HBB2)


Date Purchased:			07/10/17


Price Per Share:		99.786  USD


Shares Purchased                240,000
by the Portfolio *:


Total Principal Purchased       239,486.40 USD
by the Portfolio *:


Commission or Spread:		0.450%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Mitsubishi UFJ Financial Group, Inc.(CUSIP 606822AP9)


Date Purchased:			07/18/17


Price Per Share:		100.000  USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       300,000.00 USD
by the Portfolio *:


Commission or Spread:		0.350%
%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ORIX Corp.(CUSIP 686330AH4)


Date Purchased:			07/10/17


Price Per Share:		99.852  USD


Shares Purchased                151,000
by the Portfolio *:


Total Principal Purchased       150,776.52  USD
by the Portfolio *:


Commission or Spread:		0.350%
%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Sumitomo Mitsui Financial Group, Inc.(CUSIP 86562MAQ3)


Date Purchased:			07/06/17


Price Per Share:		100.000  USD


Shares Purchased                450,000
by the Portfolio *:


Total Principal Purchased       450,000.00  USD
by the Portfolio *:


Commission or Spread:		0.350%
%


Broker:				SMBC Nikko Securities America, Inc.


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Amazon.com, Inc.(CUSIP 023135AX4)


Date Purchased:			08/15/17


Price Per Share:		99.741  USD


Shares Purchased                415,000
by the Portfolio *:


Total Principal Purchased       413,925.15  USD
by the Portfolio *:


Commission or Spread:		0.350%
%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Amazon.com, Inc.(CUSIP 023135BA3)


Date Purchased:			08/15/17


Price Per Share:		99.821  USD


Shares Purchased                470,000
by the Portfolio *:


Total Principal Purchased       469,158.70  USD
by the Portfolio *:


Commission or Spread:		0.400%
%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Amazon.com, Inc.(CUSIP 023135BD7)


Date Purchased:			08/15/17


Price Per Share:		99.751  USD


Shares Purchased                480,000
by the Portfolio *:


Total Principal Purchased       478,804.80  USD
by the Portfolio *:


Commission or Spread:		0.720%
%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Amazon.com, Inc.(CUSIP 023135BG0)


Date Purchased:			08/15/17


Price Per Share:		99.261  USD


Shares Purchased                165,000
by the Portfolio *:


Total Principal Purchased      163,780.65  USD
by the Portfolio *:


Commission or Spread:		0.750%
%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Comcast Corp.(CUSIP 20030NCA7)


Date Purchased:			08/01/17


Price Per Share:		99.937  USD


Shares Purchased                660,000
by the Portfolio *:


Total Principal Purchased       659,584.20   USD
by the Portfolio *:


Commission or Spread:		0.400%
%


Broker:				Mizuho Securities USA Inc.


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Digital Realty Trust L.P.(CUSIP 25389JAR7)


Date Purchased:			08/02/17


Price Per Share:		99.924  USD


Shares Purchased                220,000
by the Portfolio *:


Total Principal Purchased       219,832.80  USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Duke Energy Corp. (CUSIP 26441CAX3)


Date Purchased:			08/07/17


Price Per Share:		99.719  USD


Shares Purchased                225,000
by the Portfolio *:


Total Principal Purchased       224,367.75  USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBM4)


Date Purchased:			08/07/17


Price Per Share:		100.000  USD


Shares Purchased                410,000
by the Portfolio *:


Total Principal Purchased       410,000.00  USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Citigroup Global Markets Inc


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Enterprise Products Operating LLC (CUSIP 29379VBN2)


Date Purchased:			08/07/17


Price Per Share:		100.000  USD


Shares Purchased                330,000
by the Portfolio *:


Total Principal Purchased       330,000.00  USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Citigroup Global Markets Inc


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			GENERAL MOTORS COMPANY (CUSIP 37045VAN0)


Date Purchased:			08/02/17


Price Per Share:		99.852  USD


Shares Purchased                355,000
by the Portfolio *:


Total Principal Purchased       354,474.60  USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Philip Morris International, Inc.(CUSIP 718172CA5)


Date Purchased:			08/14/17


Price Per Share:		100.000  USD


Shares Purchased                820,000
by the Portfolio *:


Total Principal Purchased       816,203.40  USD
by the Portfolio *:


Commission or Spread:		0.300%


Broker:				SG Americas Securities LLC


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Philip Morris International, Inc.(CUSIP 718172CB3)


Date Purchased:			08/14/17


Price Per Share:		99.583  USD


Shares Purchased                530,000
by the Portfolio *:


Total Principal Purchased       527,789.90  USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				SG Americas Securities LLC


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Thermo Fisher Scientific, Inc.(CUSIP 883556BX9)


Date Purchased:			08/10/17


Price Per Share:		99.263  USD


Shares Purchased                445,000
by the Portfolio *:


Total Principal Purchased       441,720.35  USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Thermo Fisher Scientific, Inc.(CUSIP 883556BY7)


Date Purchased:			08/10/17


Price Per Share:		98.825  USD


Shares Purchased                130,000
by the Portfolio *:


Total Principal Purchased       128,472.50  USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			VMware, Inc.(CUSIP 928563AB1)


Date Purchased:			08/16/17


Price Per Share:		99.792  USD


Shares Purchased                480,000
by the Portfolio *:


Total Principal Purchased       479,001.60   USD
by the Portfolio *:


Commission or Spread:		0.600%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Amazon.com, Inc.(CUSIP 023135BK1)


Date Purchased:			08/15/17


Price Per Share:		99.182  USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       297,546.00   USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			DDR Corp. (CUSIP 23317HAG7)


Date Purchased:			08/07/17


Price Per Share:		99.703 USD


Shares Purchased                30,000
by the Portfolio *:


Total Principal Purchased       29,910.90 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Digital Realty Trust L.P. (CUSIP 25389JAR7)


Date Purchased:			08/02/17


Price Per Share:		99.924 USD


Shares Purchased                115,000
by the Portfolio *:


Total Principal Purchased       114,912.60 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Duke Energy Corp. (CUSIP 26441CAY1)


Date Purchased:			08/07/17


Price Per Share:		99.598 USD


Shares Purchased                100,000
by the Portfolio *:


Total Principal Purchased       99,598.00 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			E*TRADE Financial Corp. (CUSIP 269246BQ6)


Date Purchased:			08/15/17


Price Per Share:		99.852 USD


Shares Purchased                62,000
by the Portfolio *:


Total Principal Purchased       61,908.24 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities (USA) LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Motors Co. (CUSIP 37045VAP5)


Date Purchased:			08/02/17


Price Per Share:		99.937 USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       199,874.00 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lear Corp. (CUSIP 521865AY1)


Date Purchased:			08/14/17


Price Per Share:		99.294 USD


Shares Purchased                75,000
by the Portfolio *:


Total Principal Purchased       74,470.50 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			O'Reilly Automotive, Inc. (CUSIP 67103HAF4)


Date Purchased:			08/10/17


Price Per Share:		99.840 USD


Shares Purchased                185,000
by the Portfolio *:


Total Principal Purchased       184,704.00 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Priceline Group, Inc. (The) (CUSIP 741503BB1)


Date Purchased:			08/10/17


Price Per Share:		99.854 USD


Shares Purchased                71,000
by the Portfolio *:


Total Principal Purchased       70,896.34 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				Wells Fargo Advisors LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Procter & Gamble Co. (The) (CUSIP 742718EV7)


Date Purchased:			08/09/17


Price Per Share:		99.793 USD


Shares Purchased                400,000
by the Portfolio *:


Total Principal Purchased       399,172.00 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			VMware, Inc. (CUSIP 928563AB1)


Date Purchased:			08/16/17


Price Per Share:		99.792 USD


Shares Purchased                389,000
by the Portfolio *:


Total Principal Purchased       388,190.88 USD
by the Portfolio *:


Commission or Spread:		0.600%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of Montreal (CUSIP 06367TG38)


Date Purchased:			09/06/17


Price Per Share:		99.864 USD


Shares Purchased                750,000
by the Portfolio *:


Total Principal Purchased       748,980.00 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				BMO Capital Markets Corporation


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of Nova Scotia (The) (CUSIP 064159KD7)


Date Purchased:			09/14/17


Price Per Share:		99.818 USD


Shares Purchased                710,000
by the Portfolio *:


Total Principal Purchased       708,707.80 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				Scotia Capital (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			BP Capital Markets plc (CUSIP 05565QDN5)


Date Purchased:			09/14/17


Price Per Share:		100.000 USD


Shares Purchased                305,000
by the Portfolio *:


Total Principal Purchased       305,000.00 USD
by the Portfolio *:


Commission or Spread:		0.300%


Broker:				Credit Suisse Securities (USA) LLC.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bunge, Ltd. Finance Corp. (CUSIP 120568AY6)


Date Purchased:			09/18/17


Price Per Share:		99.876 USD


Shares Purchased                150,000
by the Portfolio *:


Total Principal Purchased       149,814.00 USD
by the Portfolio *:


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bunge, Ltd. Finance Corp. (CUSIP 120568AZ3)


Date Purchased:			09/18/17


Price Per Share:		99.736 USD


Shares Purchased                695,000
by the Portfolio *:


Total Principal Purchased       693,165.20 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Concho Resources Inc. (CUSIP 20605PAJ0)


Date Purchased:			09/13/17


Price Per Share:		99.749 USD


Shares Purchased                190,000
by the Portfolio *:


Total Principal Purchased       189,523.10 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.

Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Eaton Corp. (CUSIP 278062AG9)


Date Purchased:			09/06/17


Price Per Share:		100.000 USD


Shares Purchased                210,000
by the Portfolio *:


Total Principal Purchased       210,000.00 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Dynamics Corp. (CUSIP 369550AZ1)


Date Purchased:			09/11/17


Price Per Share:		97.831 USD


Shares Purchased                590,000
by the Portfolio *:


Total Principal Purchased       577,202.90 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Goodman U.S. Finance Three LLC (CUSIP 38239JAA9)


Date Purchased:			09/19/17


Price Per Share:		99.631 USD


Shares Purchased                590,000
by the Portfolio *:


Total Principal Purchased       587,822.90 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Goodman U.S. Finance Three LLC (CUSIP 38239KAA6)


Date Purchased:			09/19/17


Price Per Share:		99.840 USD


Shares Purchased                150,000
by the Portfolio *:


Total Principal Purchased       149,760.00 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Nissan Motor Acceptance Corp. (CUSIP 654740BD0)


Date Purchased:			09/25/17


Price Per Share:		99.977 USD


Shares Purchased                550,000
by the Portfolio *:


Total Principal Purchased       549,873.50 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				BofA Merrill Lych


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Textron, Inc.. (CUSIP 883203BY6)


Date Purchased:			09/11/17


Price Per Share:		99.966 USD


Shares Purchased                415,000
by the Portfolio *:


Total Principal Purchased       414,858.90 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Union Pacific Corp. (CUSIP 907818EQ7)


Date Purchased:			09/12/17


Price Per Share:		99.901 USD


Shares Purchased                150,000
by the Portfolio *:


Total Principal Purchased       149,851.50 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Apple, Inc. (CUSIP 037833DB3)


Date Purchased:			09/05/17


Price Per Share:		99.888 USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       299,664.00 USD
by the Portfolio *:


Commission or Spread:		0.200%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			BOC Aviation, Ltd. (CUSIP 09681LAD2)


Date Purchased:			09/11/17


Price Per Share:		99.459 USD


Shares Purchased                220,000
by the Portfolio *:


Total Principal Purchased       218,809.80 USD
by the Portfolio *:


Commission or Spread:		0.315%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Commonwealth Bank of Australia. (CUSIP 2027A0JR1)


Date Purchased:			09/13/17


Price Per Share:		99.921 USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       299,763.00 USD
by the Portfolio *:


Commission or Spread:		0.250%


Broker:				Wells Fargo Securities LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Concho Resources, Inc.. (CUSIP 20605PAH4)


Date Purchased:			09/13/17


Price Per Share:		99.636 USD


Shares Purchased                93,000
by the Portfolio *:


Total Principal Purchased       92,661.48 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			EQT Corp. (CUSIP 26884LAF6)


Date Purchased:			09/27/17


Price Per Share:		99.918 USD


Shares Purchased                50,000
by the Portfolio *:


Total Principal Purchased       49,959.00 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Goodman U.S. Finance Three LLC (CUSIP 38239JAA9)


Date Purchased:			09/19/17


Price Per Share:		99.631 USD


Shares Purchased                215,000
by the Portfolio *:


Total Principal Purchased       214,206.65 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				HSBC Securities (USA) Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Hasbro, Inc. (CUSIP 418056AV9)


Date Purchased:			09/08/17


Price Per Share:		99.874 USD


Shares Purchased                83,000
by the Portfolio *:


Total Principal Purchased       82,895.42 USD
by the Portfolio *:


Commission or Spread:		0.810%


Broker:				BofA Merrill Lynch


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Magellan Health, Inc. (CUSIP 559079AK4)


Date Purchased:			09/15/17


Price Per Share:		99.809 USD


Shares Purchased                292,000
by the Portfolio *:


Total Principal Purchased       291,442.28 USD
by the Portfolio *:


Commission or Spread:		0.900%


Broker:				Wells Fargo Securities LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			PPL Capital Funding, Inc. (CUSIP 69352PAM5)


Date Purchased:			09/06/17


Price Per Share:		98.792 USD


Shares Purchased                317,000
by the Portfolio *:


Total Principal Purchased       313,170.64 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Union Pacific Corp. (CUSIP 907818EQ7)


Date Purchased:			09/12/17


Price Per Share:		99.901 USD


Shares Purchased                24,000
by the Portfolio *:


Total Principal Purchased       23,976.24 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Morgan Stanley and Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			United Airlines Pass-Through Trust (CUSIP 90933HAA3)


Date Purchased:			10/23/17


Price Per Share:		100.000 USD


Shares Purchased                66,000
by the Portfolio *:


Total Principal Purchased       66,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities USA LLC CA


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Sumitomo Mitsui Financial Group, Inc. (CUSIP 86562MAU4)


Date Purchased:			10/11/17


Price Per Share:		100.000 USD


Shares Purchased                82,000
by the Portfolio *:


Total Principal Purchased       82,000 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				SMBC NIKKO SECURITIES AMERICA, INC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Wal-Mart Stores, Inc. (CUSIP 931142DW0)


Date Purchased:			10/11/17


Price Per Share:		99.848 USD


Shares Purchased                65,000
by the Portfolio *:


Total Principal Purchased       64,901 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			American Campus Communities (CUSIP 024836AD0)


Date Purchased:			10/02/17


Price Per Share:		99.912 USD


Shares Purchased                655,000
by the Portfolio *:


Total Principal Purchased       654,424 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors LLC St Louis, MO


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			John Deere Capital Corporation. (CUSIP 24422ETT6)


Date Purchased:			10/02/17


Price Per Share:		99.291 USD


Shares Purchased                825,000
by the Portfolio *:


Total Principal Purchased       825,406 USD
by the Portfolio *:


Commission or Spread:		0.420%


Broker:				RBC Capital Markets LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Enel Finance International NV (CUSIP 29278GAF5)


Date Purchased:			10/03/17


Price Per Share:		98.762 USD


Shares Purchased                685,000
by the Portfolio *:


Total Principal Purchased       676,520 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AW4)


Date Purchased:			10/31/17


Price Per Share:		99.733 USD


Shares Purchased                150,000
by the Portfolio *:


Total Principal Purchased       149,600 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Credit Suisse Securities USA LLC  CA


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AY0)


Date Purchased:			10/31/17


Price Per Share:		99.848 USD


Shares Purchased                595,000
by the Portfolio *:


Total Principal Purchased       594,096 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Barclays Capital Inc  Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Boral Finance Pty, Ltd. (CUSIP 09952AAA4)


Date Purchased:			10/24/17


Price Per Share:		99.646 USD


Shares Purchased                315,000
by the Portfolio *:


Total Principal Purchased       313,885 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Nationwide Building Society (CUSIP 63859WAF6)


Date Purchased:			10/11/17


Price Per Share:		99.911 USD


Shares Purchased                625,000
by the Portfolio *:


Total Principal Purchased       624,444 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Banco Santander SA (CUSIP 05964HAF2)


Date Purchased:			10/17/17


Price Per Share:		99.539 USD


Shares Purchased                800,000
by the Portfolio *:


Total Principal Purchased       796,312 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Sumitomo Mitsui Financial Group, Inc. (CUSIP 86562MAU4)


Date Purchased:			10/11/17


Price Per Share:		100.000 USD


Shares Purchased                745,000
by the Portfolio *:


Total Principal Purchased       745,000 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				SMBC NIKKO SECURITIES AMERICA, INC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Northrop Grumman Corp. (CUSIP 666807BQ4)


Date Purchased:			10/10/17


Price Per Share:		99.986 USD


Shares Purchased                370,000
by the Portfolio *:


Total Principal Purchased       369,948 USD
by the Portfolio *:


Commission or Spread:		0.250%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Aviation Capital Group LLC (CUSIP 05369AAA9)


Date Purchased:			10/11/17


Price Per Share:		98.368 USD


Shares Purchased                580,000
by the Portfolio *:


Total Principal Purchased       570,534 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors LLC St Louis, MO


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Northrop Grumman Corp. (CUSIP 666807BN1)


Date Purchased:			10/10/17


Price Per Share:		99.947 USD


Shares Purchased                335,000
by the Portfolio *:


Total Principal Purchased       334,822 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AerCap Ireland Capital DAC (CUSIP 00774MAC9)


Date Purchased:			11/16/17


Price Per Share:		99.440 USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       298,320 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Mizuho Securities USA Incorporated


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Apple, Inc. (CUSIP 037833DF4)


Date Purchased:			11/06/17


Price Per Share:		99.854 USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       299,562 USD
by the Portfolio *:


Commission or Spread:		0.150%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Boston Properties L.P. (CUSIP 10112RAZ7)


Date Purchased:			11/17/17


Price Per Share:		99.757 USD


Shares Purchased                266,000
by the Portfolio *:


Total Principal Purchased       265,354 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Deutsche Bank Securities Inc. Govt/Corp


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Ecolab, Inc. (CUSIP 278865BB5)


Date Purchased:			11/16/17


Price Per Share:		99.695 USD


Shares Purchased                151,000
by the Portfolio *:


Total Principal Purchased       150,539 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Motors Financial Co., Inc. (CUSIP 37045XCD6)


Date Purchased:			11/02/17


Price Per Share:		99.852 USD


Shares Purchased                135,000
by the Portfolio *:


Total Principal Purchased       134,800 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				Deutsche Bank Securities Inc. Govt/Corp


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Johnson & Johnson (CUSIP 478160CL6)


Date Purchased:			11/08/17


Price Per Share:		99.703 USD


Shares Purchased                123,000
by the Portfolio *:


Total Principal Purchased       122,635 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Macquarie Group, Ltd. (CUSIP 55608JAK4)


Date Purchased:			11/20/17


Price Per Share:		100.000 USD


Shares Purchased                350,000
by the Portfolio *:


Total Principal Purchased       350,000 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				HSBC Securities USA Inc New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XBP9)


Date Purchased:			11/07/17


Price Per Share:		99.624 USD


Shares Purchased                300,000
by the Portfolio *:


Total Principal Purchased       298,872 USD
by the Portfolio *:


Commission or Spread:		0.438%


Broker:				Wells Fargo Securities LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XBS3)


Date Purchased:			11/07/17


Price Per Share:		99.842 USD


Shares Purchased                400,000
by the Portfolio *:


Total Principal Purchased       399,368 USD
by the Portfolio *:


Commission or Spread:		0.200%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAY0)


Date Purchased:			11/13/17


Price Per Share:		98.945 USD


Shares Purchased                130,000
by the Portfolio *:


Total Principal Purchased       128,629 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc. (CUSIP 209111FM0)


Date Purchased:			11/13/17


Price Per Share:		99.974 USD


Shares Purchased                200,000
by the Portfolio *:


Total Principal Purchased       199,948 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AerCap Ireland Capital DAC (CUSIP 00774MAC9)


Date Purchased:			11/13/17


Price Per Share:		99.440 USD


Shares Purchased                900,000
by the Portfolio *:


Total Principal Purchased       894,960 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Mizuho Securities USA Incorporated


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Alibaba Group Holding (CUSIP 01609WAU6)


Date Purchased:			11/29/17


Price Per Share:		99.863 USD


Shares Purchased                255,000
by the Portfolio *:


Total Principal Purchased       254,651 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Ameren Illinois Co. (CUSIP 02361DAR1)


Date Purchased:			11/16/17


Price Per Share:		99.282 USD


Shares Purchased                505,000
by the Portfolio *:


Total Principal Purchased       501,374 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Mizuho Securities USA Incorporated


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Anthem, Inc. (CUSIP 036752AB9)


Date Purchased:			11/14/17


Price Per Share:		99.799 USD


Shares Purchased                610,000
by the Portfolio *:


Total Principal Purchased       608,774 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				UBS Securities LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Apple, Inc. (CUSIP 037833DF4)


Date Purchased:			11/06/17


Price Per Share:		99.854 USD


Shares Purchased                815,000
by the Portfolio *:


Total Principal Purchased       813,810 USD
by the Portfolio *:


Commission or Spread:		0.150%


Broker:				Goldman Sachs and Co New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Corning, Inc. (CUSIP 219350BF1)


Date Purchased:			11/06/17


Price Per Share:		99.962 USD


Shares Purchased                235,000
by the Portfolio *:


Total Principal Purchased       234,911 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Deutsche Bank Securities Inc. Govt/Corp


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Johnson & Johnson (CUSIP 478160CK8)


Date Purchased:			11/08/17


Price Per Share:		99.881 USD


Shares Purchased                890,000
by the Portfolio *:


Total Principal Purchased       888,941 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Johnson & Johnson (CUSIP 478160CL6)


Date Purchased:			11/08/17


Price Per Share:		99.703 USD


Shares Purchased                1,015,000
by the Portfolio *:


Total Principal Purchased       1,011,985 USD
by the Portfolio *:


Commission or Spread:		0.750%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Macquarie Group, Ltd. (CUSIP 55608JAK4)


Date Purchased:			11/20/17


Price Per Share:		100.000 USD


Shares Purchased                655,000
by the Portfolio *:


Total Principal Purchased       655,000 USD
by the Portfolio *:


Commission or Spread:		0.400%


Broker:				HSBC Securities USA Inc New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XBN4)


Date Purchased:			11/07/17


Price Per Share:		99.889 USD


Shares Purchased                535,000
by the Portfolio *:


Total Principal Purchased       534,406 USD
by the Portfolio *:


Commission or Spread:		0.225%


Broker:				Wells Fargo Advisors LLC St Louis, MO


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XBP9)


Date Purchased:			11/07/17


Price Per Share:		99.624 USD


Shares Purchased                425,000
by the Portfolio *:


Total Principal Purchased       423,402 USD
by the Portfolio *:


Commission or Spread:		0.438%


Broker:				Wells Fargo Advisors LLC St Louis, MO


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XBS3)


Date Purchased:			11/07/17


Price Per Share:		99.842 USD


Shares Purchased                1,960,000
by the Portfolio *:


Total Principal Purchased       1,956,903 USD
by the Portfolio *:


Commission or Spread:		0.200%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Realty Income Corp. (CUSIP 756109AU8)


Date Purchased:			11/29/17


Price Per Share:		99.778 USD


Shares Purchased                350,000
by the Portfolio *:


Total Principal Purchased       349,223 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			SunTrust Banks, Inc. (CUSIP 867914BP7)


Date Purchased:			11/07/17


Price Per Share:		100.000 USD


Shares Purchased                635,000
by the Portfolio *:


Total Principal Purchased       635,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CARLISLE COS INC (CUSIP 142339AG5)


Date Purchased:			11/13/17


Price Per Share:		99.893 USD


Shares Purchased                245,000
by the Portfolio *:


Total Principal Purchased       244,738 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CARLISLE COS INC (CUSIP 142339AH3)


Date Purchased:			11/13/17


Price Per Share:		99.601 USD


Shares Purchased                595,000
by the Portfolio *:


Total Principal Purchased       592,626 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc. (CUSIP 209111FM0)


Date Purchased:			11/13/17


Price Per Share:		99.974 USD


Shares Purchased                320,000
by the Portfolio *:


Total Principal Purchased       319,917 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc. (CUSIP 209111FN8)


Date Purchased:			11/13/17


Price Per Share:		99.604 USD


Shares Purchased                325,000
by the Portfolio *:


Total Principal Purchased       323,713 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets Inc Taxable FI


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Macquarie Group, Ltd. (CUSIP 55608JAH1)


Date Purchased:			11/20/17


Price Per Share:		100.000 USD


Shares Purchased                525,000
by the Portfolio *:


Total Principal Purchased       525,000 USD
by the Portfolio *:


Commission or Spread:		0.300%


Broker:				HSBC Securities USA Inc New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Mosaic Co. (The) (CUSIP 61945CAF0)


Date Purchased:			11/08/17


Price Per Share:		99.991 USD


Shares Purchased                350,000
by the Portfolio *:


Total Principal Purchased       349,969 USD
by the Portfolio *:


Commission or Spread:		0.600%


Broker:				GOLDMAN SACHS AND CO NEW YORK


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Mosaic Co. (The) (CUSIP 61945CAG8)


Date Purchased:			11/08/17


Price Per Share:		99.804 USD


Shares Purchased                230,000
by the Portfolio *:


Total Principal Purchased       229,549 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				GOLDMAN SACHS AND CO NEW YORK


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Republic Services, Inc. (CUSIP 760759AS9)


Date Purchased:			11/13/17


Price Per Share:		99.832 USD


Shares Purchased                320,000
by the Portfolio *:


Total Principal Purchased       319,462 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				GOLDMAN SACHS AND CO NEW YORK


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			United Parcel Service, Inc. (CUSIP 911312BL9)


Date Purchased:			11/09/17


Price Per Share:		99.647 USD


Shares Purchased                1,270,000
by the Portfolio *:


Total Principal Purchased       1,265,516 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Societe Generale  New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 00908PAA5)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                96,000
by the Portfolio *:


Total Principal Purchased       96,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 00908PAB3)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                82,000
by the Portfolio *:


Total Principal Purchased       82,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Charles Schwab Corp. (The) (CUSIP 808513AU9)


Date Purchased:			12/04/17


Price Per Share:		99.850 USD


Shares Purchased                100,000
by the Portfolio *:


Total Principal Purchased       99,850 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Vornado Realty L.P. (The) (CUSIP 929043AJ6)


Date Purchased:			12/12/17


Price Per Share:		99.596 USD


Shares Purchased                100,000
by the Portfolio *:


Total Principal Purchased       99,596 USD
by the Portfolio *:


Commission or Spread:		0.625%


Broker:				Citigroup Global Markets Inc.


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 00908PAA5)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                290,000
by the Portfolio *:


Total Principal Purchased       290,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 00908PAC1)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                80,000
by the Portfolio *:


Total Principal Purchased       80,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Baker Hughes a GE Co. LLC (CUSIP 05723KAA8)


Date Purchased:			12/06/17


Price Per Share:		100.000 USD


Shares Purchased                410,000
by the Portfolio *:


Total Principal Purchased       410,000 USD
by the Portfolio *:


Commission or Spread:		0.350%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Baker Hughes a GE Co. LLC (CUSIP 05723KAB6)


Date Purchased:			12/06/17


Price Per Share:		100.000 USD


Shares Purchased                425,000
by the Portfolio *:


Total Principal Purchased       425,000 USD
by the Portfolio *:


Commission or Spread:		0.450%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Baker Hughes a GE Co. LLC (CUSIP 05723KAC4)


Date Purchased:			12/06/17


Price Per Share:		100.000 USD


Shares Purchased                165,000
by the Portfolio *:


Total Principal Purchased       165,000 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Morgan Stanley And Company LLC


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Martin Marietta Materials, Inc. (CUSIP 573284AT3)


Date Purchased:			12/06/17


Price Per Share:		99.750 USD


Shares Purchased                165,000
by the Portfolio *:


Total Principal Purchased       164,588 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors LLC (St Louis, MO)


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Martin Marietta Materials, Inc. (CUSIP 573284AU0)


Date Purchased:			12/06/17


Price Per Share:		99.681 USD


Shares Purchased                305,000
by the Portfolio *:


Total Principal Purchased       304,027 USD
by the Portfolio *:


Commission or Spread:		0.875%


Broker:				Wells Fargo Advisors LLC (St Louis, MO)


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Packaging Corp. of America (CUSIP 695156AT6)


Date Purchased:			12/11/17


Price Per Share:		99.672 USD


Shares Purchased                170,000
by the Portfolio *:


Total Principal Purchased       169,442 USD
by the Portfolio *:


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors LLC (St Louis, MO)


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Westpac Banking Corp. (CUSIP 961214DS9)


Date Purchased:			12/04/17


Price Per Share:		99.899 USD


Shares Purchased                555,000
by the Portfolio *:


Total Principal Purchased       55,443 USD
by the Portfolio *:


Commission or Spread:		0.250%


Broker:				Merrill Lynch, Pierce, Fenner And Smith


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Venator Materials plc  (CUSIP G9329Z100)


Date Purchased:			08/03/17


Price Per Share:		20.000 USD


Shares Purchased                22,300
by the Portfolio *:


Total Principal Purchased       446,000.00 USD
by the Portfolio *:


Commission or Spread:		1.150%


Broker:				Goldman Sachs and Company New York


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Funko, Inc. (CUSIP 361008105)


Date Purchased:			11/02/17


Price Per Share:		12.000 USD


Shares Purchased                27,400
by the Portfolio *:


Total Principal Purchased       328,800 USD
by the Portfolio *:


Commission or Spread:		0.822%


Broker:				GOLDMAN SACHS AND CO NEW YORK


Member:				JPMorgan Securities Inc.


Brighthouse Funds Trust I Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 00908PAA5)


Date Purchased:			12/07/17


Price Per Share:		100.000 USD


Shares Purchased                230,000
by the Portfolio *:


Total Principal Purchased       230,000 USD
by the Portfolio *:


Commission or Spread:		1.000%


Broker:				Credit Suisse Securities (USA) LLC


Member:				Natixis


Brighthouse Funds Trust I Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Whiting Petroleum Corp. (CUSIP 966387BE1)


Date Purchased:			12/12/17


Price Per Share:		100.000 USD


Shares Purchased                150,000
by the Portfolio *:


Total Principal Purchased       150,000 USD
by the Portfolio *:


Commission or Spread:		1.250%


Broker:				J.P. Morgan Securities LLC


Member:				Natixis